GREENSPRING FUND,
                               INCORPORATED

                                  <LOGO>


                           THIRD QUARTER REPORT

                            SEPTEMBER 30, 2000





                This report is authorized for distribution
                 only to shareholders who have received a
                  copy of the official Prospectus of the
                      Greenspring Fund, Incorporated.





                      Greenspring Fund, Incorporated





                                         October 2000


Dear Shareholders:

     For value investors, the third quarter of 2000 was one of the best quarters in several years in terms of absolute performance, yet it was even better when compared with the performance of managers using other investment styles. Value investing performed strongly during a period of market turmoil, as it has historically done. By providing stable, positive performance since early March, while most investors have experienced volatility and anguish, practitioners of value investing are starting to win back many of those who had looked with disdain upon the value concept during the last couple of years.

     In this environment the Greenspring Fund, as one would expect, performed very well. In fact, while the NASDAQ has declined by more than 37% from its peak on March 10 through October 11, the Greenspring Fund has gained more than 16%, including the reinvestment of the July dividend. We are happy that the Greenspring Fund has been able to compile a couple of very good quarters, but we realize that there is still a lot of work to do before we erase the memory of the difficult period a couple of years ago.

     Recalling the metaphor used in past quarterly letters, the pendulum has been rapidly swinging from greed to fear for practitioners of growth stock investing. A year ago, growth investors turned a blind eye toward the many negatives that were pointed out by fundamental stock analysts. Growth investors were achieving strong market gains, ignoring "boring," old-fashioned fundamentals that seemed irrelevant. Almost daily recently, however, well-managed, fast-growing companies that had previously sold at exorbitant levels have seen their stock prices tumble, as they issued disappointing announcements that were not well received by the investment community. Because so many of these stocks were "priced for perfection" with expectations that their ambitious business plans would always be met or exceeded, no room for any disappointment was built into their stock prices. As companies have announced slowing revenues or earnings growth rates, investors have reacted quickly and furiously by dumping their stocks. Additionally, this carnage has caused investors to re-examine other holdings in their portfolios, which in many cases has resulted in the sale of other high-flying stocks, in the hopes of getting out prior to any potential disappointing announcements. Suddenly, it seems that valuation matters again.

                                    1

     At the same time, in the universe of value stocks, or in many cases so-called "old economy" companies, far less robust assumptions were built into the stock prices. Although company-specific announcements can always move stocks up or down, value stocks in general have already been beaten down and have been able to provide positive performance during this environment. The pendulum in the value universe has certainly begun to move away from fear in the direction of greed; but while value managers can now be characterized as being far more optimistic than they were a year ago, they are a long way from being overconfident.

     The recent investing environment has been one in which the performance of stocks has once again become more closely aligned with underlying fundamentals of companies. Stocks have been moving up or down for reasons more easily attributable to fundamental developments than during the 1998-1999 period. During that time, the financial markets were engulfed by mania-like conditions, the likes of which had not been seen on such a widespread basis since the Roaring 20's or the "Nifty Fifty" period in the 1960's. Aggressive investment styles were extremely popular and optimism was the word of the day. The preachings and warnings by many seasoned investors about the risks in the market fell on deaf ears. Recently, however, popular opinion now acknowledges that the "but it's different this time" kind of talk heard a year ago was misguided. Old-fashioned concepts such as earnings and cash flow apparently still matter, even in a new age economy. Additionally, the "no price is too high to pay for a great company" mentality that drove many excellent companies' stocks into the stratosphere is now proving to have been unsustainable. Companies such as Cisco Systems, Lucent Technologies, Intel, Microsoft, QUALCOMM, and Home Depot are still excellent companies, but paying incredibly inflated prices for their stocks without a logical relationship to their growth prospects can be a recipe for losing money.

     What has happened, has happened. As always, the $64,000 question is what will happen in the future. Will the investment climate continue to benefit value over growth? We believe the answer is "absolutely." Does that mean we believe growth stock investing is dead for a couple of years? No, it does not; but we believe it will be more difficult. There are future Qualcomms and Yahoos out there still that will make their early investors an incredible amount of money. However, there are also quite a few public companies with very interesting ideas and concepts that will not pan out and will be out of business in a year or two, leaving their shareholders holding an empty bag.
As a result, we believe that to be successful as a growth stock investor during the next several years, a much more discriminating approach will be required than what was necessary during the last couple of years.

     Despite a year in which the value style has had far greater success than growth, the flow of new investment dollars towards growth funds has, until very recently, continued at a high rate. For example, the Janus family of mutual funds probably best exemplifies the growth style of investing.

                                    2

Despite the fact that so far this year (through October 11) their well-known Janus Venture and Janus Twenty funds have decreased in value by 35% and 17%, respectively, September was the first month since November of 1997 that the Janus mutual funds have recorded net outflows. Human nature being what it is, many investors have continued to make investment decisions based upon the success achieved by these funds during 1998 and 1999, without pausing to consider whether or not that performance is likely to be repeated any time soon in the current investment climate.

 	   Because of the extreme, mania-like conditions that existed, the flows of new investment money toward recent winners became far more exaggerated than what had been the norm. These conditions led to two self-perpetuating cycles - one a virtuous cycle, the other a vicious one. In the growth stock world, good performance by certain investment managers (the Janus funds being perhaps the highest profile), resulted in additional investors' dollars being directed towards growth stock managers. These new funds were put to work by buying more shares of their favorite stocks (because of their investment philosophy, it did not matter that most of their purchases were at increasingly higher and higher prices than their original purchases). As they purchased these same stocks, their prices were pushed higher, which led to increased flows of new capital from investors, and on and on in a virtuous cycle. On the other hand, value investors became caught in a vicious cycle during this mania period. Disappointing performance led to mutual fund redemptions that had to be funded by selling securities. This increased selling pressure led to weak stock prices, which hurt performance, which led to redemptions and on and on. These cycles were intensified well beyond normal magnitudes by the mania-like conditions, but have now come to an end due to the recent stellar relative performance by value investors. If the cycles reverse and money begins to flow back in the direction of the old economy stocks, it would be very beneficial for value investors.

     By no means, however, are we dependent upon an improving flow of funds to help bolster our current and potential investments. We have been able to achieve very good performance this year without the wind at our backs, and we expect to continue to find good investments that are capable of providing strong performance in a flat general market environment. Investors' infatuation with "new economy" stocks and neglect of "old economy" securities have created fertile ground out of which to pick some excellent companies at very reasonable prices over the last several quarters. Additionally, with the slowing of the economy, the strength of the dollar relative to other currencies, and the sharp increase in energy prices, many companies have been announcing that their earnings will not be as strong as earlier expected. Such "pre-announcements," as they are called in the investment community, have resulted in a proliferation of sharp stock declines. We are not eager to buy these stocks on their initial downdrafts, as it can be dangerous "catching a falling knife." We prefer to wait for the knife to hit the ground and stabilize before investing. With the tremendous number of companies issuing such

                                    3

pre-announcements, a lot of "value"-type investments are being created across all market capitalizations, and we expect that many outstanding investment opportunities will be generated. For example, during the quarter, we purchased Honeywell International in the aftermath of a pre-announcement that had knocked its stock down to attractive levels. Since our purchase, Honeywell's shares have moved higher and we believe there is much more upside in the stock as the company regains the confidence of Wall Street.

     Value investors, such as the Greenspring Fund, are rebounding strongly and are moving forward with a renewed confidence. Having gained valuable insights from the hard-fought lessons of the past couple years, we have broadened our horizons and are considering sectors and companies that we might not have considered to have been in our research universe several years ago. Our goal is to be duly discriminating in our selection process, yet to be more flexible and open-minded. We are excited about what we believe to be a very fruitful period in the market for those investors with an analytical approach, and we are looking forward to reporting continued success during the balance of the year.


                                         Respectfully,


                                         /s/Charles vK. Carlson
                                         Charles vK. Carlson
                                         President












                                    4

                       GREENSPRING FUND, INCORPORATED
                          PORTFOLIO OF INVESTMENTS
                             SEPTEMBER 30, 2000


COMMON STOCKS (55.26%)

    Shares                                                       Value
    ------                                                       -----

                 Banks - Regional (3.24%)

    57,400       John Hancock Bank & Thrift Opportunity Fund $   455,612
     9,000       Mercantile Bankshares Corp.                     326,672
    14,476       SunTrust Banks, Inc.                            721,086
                                                             -----------
                                                               1,503,370
                                                             -----------

                 Building Materials (0.85%)

    10,300       Martin Marietta Materials, Inc.                 394,284
                                                             -----------
                                                                 394,284
                                                             -----------

                 Business and Public Services (4.05%)

    10,100      *Cendant Corporation                             109,837
   110,000      *Modis Professional Services, Inc.               570,625
    36,500      *Personnel Group of America                      114,063
     7,000      *Right Management Consultants                     80,500
    67,700      *Sylvan Learning Systems, Inc.                 1,002,806
                                                             -----------
                                                               1,877,831
                                                             -----------

                 Diversified Natural Gas (5.88%)

     3,600       El Paso Natural Gas Corporation                 221,850
     2,700       Equitable Resources, Inc.                       171,112
    33,700       Kinder Morgan, Inc.                           1,379,594
    34,300       Questar Corp.                                   953,969
                                                             -----------
                                                               2,726,525
                                                             -----------

                 Electrical Equipment (1.26%)

     8,700       Emerson Electric Co.                            582,900
                                                             -----------
                                                                 582,900
                                                             -----------

                                    5

                       GREENSPRING FUND, INCORPORATED
                          PORTFOLIO OF INVESTMENTS
                             SEPTEMBER 30, 2000


COMMON STOCKS (CON'T)

    Shares                                                       Value
    ------                                                       -----

                 Electric Power Generation (0.55%)

     7,000      *NRG Energy Inc.                              $   255,500
                                                              -----------
                                                                  255,500
                                                              -----------

                 Engineering Services (0.38%)

    22,500      *Michael Baker Corporation                        174,375
                                                              -----------
                                                                  174,375
                                                              -----------

                 Healthcare (2.11%)

   120,400      *HEALTHSOUTH Corporation                          978,250
                                                              -----------
                                                                  978,250
                                                              -----------

                 Industrial Gas (0.59%)

    40,000      *Airgas, Inc.                                     272,500
                                                              -----------
                                                                  272,500
                                                              -----------

                 Insurance (9.84%)

    20,300      *Arch Capital Corp.                               319,725
    44,750       PartnerRe, Ltd.                                2,122,828
    77,800       UnumProvident Corp.                            2,120,050
                                                              -----------
                                                                4,562,603
                                                              -----------

                 Manufacturing (2.81%)

    52,200      *Middleby Corporation                             313,200
    22,200       Woodward Governor Company                        989,288
                                                              -----------
                                                                1,302,488
                                                              -----------

                                    6

                       GREENSPRING FUND, INCORPORATED
	                         PORTFOLIO OF INVESTMENTS
                             SEPTEMBER 30, 2000


COMMON STOCKS (CON'T)

    Shares                                                       Value
    ------                                                       -----

                 Multi-Industry (3.76%)

    27,500       Honeywell International                      $   979,688
    77,000       U.S. Industries, Inc.                            765,187
                                                              -----------
                                                                1,744,875
                                                              -----------

                 Natural Gas Transmission/
                   Distribution (4.54%)

     5,500       Chesapeake Utilities Corporation                  99,688
     2,000       New Jersey Resources                              81,250
    24,400       Nicor, Inc.                                      882,975
    34,000       Piedmont Natural Gas Company, Inc.             1,041,250
                                                              -----------
                                                                2,105,163
                                                              -----------

                 Oil and Gas Exploration/ Production (10.33%)

     8,190       Anadarko Petroleum                               544,307
     3,900       Burlington Resources, Inc.                       143,569
     8,000      *Chieftan International                           165,500
    15,600       EOG Resources, Inc.                              606,450
     5,000      *HS Resources, Inc.                               168,125
    15,800      *Louis Dreyfus Natural Gas                        626,075
    54,350       Mitchell Energy & Development Corp.            2,534,069
                                                              -----------
                                                                4,788,095
                                                              -----------

                 Savings Institutions (1.30%)

     9,000       Coastal Bancorp, Inc.                            160,875
    30,000      *ITLA Capital Corp.                               444,375
                                                              -----------
                                                                  605,250
                                                              -----------


                                    7

                       GREENSPRING FUND, INCORPORATED
                          PORTFOLIO OF INVESTMENTS
                             SEPTEMBER 30, 2000


COMMON STOCKS (CON'T)

    Shares                                                       Value
    ------                                                       -----

                 Software and Services (0.91%)

    11,500      *Network Associates                           $   260,187
    25,000      *Sequoia Software Corporation                     161,720
                                                              -----------
                                                                  421,907
                                                              -----------

                 Technology (1.58%)

    70,925      *S3, Incorporated                                 731,414
                                                              -----------
                                                                  731,414
                                                              -----------

                 Telecommunications (0.94%)

    14,800       AT & T Corp.                                     434,750
                                                              -----------
                                                                  434,750
                                                              -----------

                 Waste Services (0.34%)

    19,975      *Waste Industries, Inc.                           157,303
                                                              -----------
                                                                  157,303
                                                              -----------

                 Total Common Stocks (Cost $18,968,339)        25,619,383
                                                              ===========







                                    8

                       GREENSPRING FUND, INCORPORATED
                          PORTFOLIO OF INVESTMENTS
                             SEPTEMBER 30, 2000


BONDS (34.54%)

   Principal
    Amount/
    Shares                                                       Value
    ------                                                       -----

                 Convertible Bonds (30.40%)

  $  250,000     Adaptec, Inc., 4.75%, 2/1/04                 $   208,594
     500,000     Cellstar Corp., 5.00%, 10/15/02                  175,000
   1,268,000     Center Trust Inc., 7.50%, 1/15/01              1,239,470
   1,050,000     Dura Pharmaceuticals, 3.50%, 7/15/02           1,021,781
   2,839,000     Efficient Networks, 5.00%, 3/15/05             1,816,960
   2,125,000     HEALTHSOUTH Corp., 3.25%, 4/1/03               1,779,687
   1,350,000     Kellstrom Industries, 5.50%, 6/15/03             580,500
   1,230,000     Lechters, Inc., 5.00%, 9/27/01                 1,048,575
   5,320,000     Network Associates, 0.00%, 2/18/18             2,030,468
   3,885,000     Personnel Group of America, 5.75%, 7/1/04      1,932,788
     350,000     S3, Incorporated, 5.75%, 10/01/03                316,094
   2,450,000     Speedfam - IPEC, Inc., 6.25%, 9/15/04          1,629,250
     334,000     Waste Management, 4.00%, 2/1/02                  314,238
                                                              -----------
                                                               14,093,405
                                                              -----------

                 Non-Convertible Bonds (4.14%)

   2,334,000     Bay View Capital Corp., 9.125%, 8/15/07        1,917,283
                                                              -----------
                                                                1,917,283
                                                              -----------

                 Total Bonds (Cost $17,158,014)                16,010,688
                                                              ===========


COMPANIES IN LIQUIDATION (2.35%)

     581,450   *!Hi Shear Industries, Inc.                      1,090,219
                                                              -----------

                 Total Companies in Liquidation
                   (Cost $1,308,195)                            1,090,219
                                                              ===========

                                    9

                       GREENSPRING FUND, INCORPORATED
                          PORTFOLIO OF INVESTMENTS
	                            SEPTEMBER 30, 2000


SHORT-TERM INVESTMENTS (7.86%)

   Principal
    Amount                                                       Value
    ------                                                       -----

                 Commercial Paper (5.18%)

  $1,400,000     General Electric Capital Corp.,
                 6.52%, 10/4/00                               $  1,400,000
   1,000,000     American Express, 6.53%, 10/12/00               1,000,000
                                                              ------------
                                                                 2,400,000
                                                              ------------

                 Other Short-Term Investments (2.68%)

   1,242,753     Temporary Investment Fund, Inc.                 1,242,753
                                                              ------------
                                                                 1,242,753
                                                              ------------

                 Total Short-Term Investments
                   (Cost $3,642,753)                             3,642,753
                                                              ============

                 Total Investments (100%) (Cost $41,077,301)    46,363,043

                 Other Assets Less Liabilities                      (4,625)
                                                              ------------

                 Total Net Assets (100%)                       $46,358,418
                                                              ============

* Non-income producing securities
! Non-controlled affiliated issuer




                                    10

                       GREENSPRING FUND, INCORPORATED
                        PERFORMANCE SINCE INCEPTION


                                 <CHART>

               HOW $10,000 INVESTED ON 7/1/83 WOULD HAVE GROWN

                         7/1/83            $10,000
                        12/31/83            11,223
                        12/31/84            12,692
                        12/31/85            15,238
                        12/31/86            17,668
                        12/31/87            19,304
                        12/31/88            22,389
                        12/31/89            24,762
                        12/31/90            23,149
                        12/31/91            27,626
                        12/31/92            32,190
                        12/31/93            36,906
                        12/31/94            37,952
                        12/31/95            45,082
                        12/31/96            55,291
                        12/31/97            68,532
                        12/31/98            57,585
                        12/31/99            59,108
                         9/30/00            66,290


*Figures include changes in principal value, reinvested dividends and capital gains distributions. Cumulative total return represents past performance. Past expense limitations increased the Fund's return. Investment returns and principal value will vary and shares will be worth more or less at redemption than at original purchase.

Average annual total returns for the one, five and ten year periods ended September 30, 2000 were 15.88%, 8.43% and 10.83%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not the Fund's year-by-year results, which fluctuated over the periods shown.
                                    11


                       Greenspring Fund, Incorporated
                       2330 West Joppa Road, Suite 110
                            Lutherville, MD 21093
                               (410) 823-5353
                               (800) 366-3863
                             greenspringfund.com


               DIRECTORS                               TRANSER AGENT
     Charles vK. Carlson, Chairman                        PFPC Inc.
           William E. Carlson                      400 Bellevue Parkway
              David T. Fu                          Wilmington, DE 19809
           Michael J. Fusting                          (800) 576-7498
            Michael T. Godack
           Richard Hynson, Jr.                         ADMINISTRATOR
            Michael O'Boyle                  Corbyn Investment Management, Inc.
                                               2330 W. Joppa Road, Suite 108
               OFFICERS                            Lutherville, MD 21093
          Charles vK. Carlson
 President and Chief Executive Officer                   CUSTODIAN
                                                    PFPC Trust Company
           Michael T. Godack                        8800 Tinicum Blvd.
        Sr. Vice President and                    Third Floor, Suite 200
        Chief Compliance Officer                  Philadelphia, PA 19153

           Michael J. Fusting                     INDEPENDENT ACCOUNTANTS
         Sr. Vice President and                  PricewaterhouseCoopers LLP
         Chief Financial Officer                    250 W. Pratt Street
                                                  Baltimore, MD 21201-2304
         Elizabeth Agresta Swam
         Secretary and Treasurer

           INVESTMENT ADVISER                           LEGAL COUNSEL
   Corbyn Investment Management, Inc.             Kirkpatrick & Lockhart LLP
    2330 West Joppa Road, Suite 108             1800 Massachusetts Avenue, N.W.
          Lutherville, MD 21093                    Washington, DC 20036-1800